REVOLVING NOTE

$135,000,000                                                       April 1, 2003

         FOR VALUE RECEIVED, the undersigned, REGENCY CENTERS, L.P., a Delaware limited partnership (the "Borrower") hereby unconditionally promises to pay to the order of WACHOVIA BANK, NATIONAL ASSOCIATION (the "Lender"), in care of Wells Fargo Bank, National Association, as Agent (the "Agent"), to Wells Fargo Bank, National Association, 2120 E. Park Place, Suite 100, El Segundo, California 90245 or at such other address as may be specified by the Agent to the Borrower, the principal sum of ONE HUNDRED THIRTY FIVE MILLION AND NO/100 DOLLARS ($135,000,000), or such lesser amount as may be the then outstanding and unpaid balance of all Revolving Loans made by the Lender to the Borrower pursuant to, and in accordance with the terms of, the Credit Agreement.

         The Borrower further agrees to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time on the dates and at the rates and at the times specified in the Credit Agreement.

         This Revolving Note is one of the "Revolving Notes" referred to in the Credit Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, Regency Realty Group, Inc., Regency Centers Corporation, the financial institutions party thereto and their assignees under Section 12.8 thereof, the Agent, and the other parties thereto, and is subject to, and entitled to, all provisions and benefits thereof. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Revolving Loans by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned, (b) permits the prepayment of the Loans by the Borrower subject to certain terms and conditions and (c) provides for the acceleration of the Revolving Loans upon the occurrence of certain specified events.

         The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

         Time is of the essence for this Note.

         This Revolving Note is given in replacement of a Revolving Note previously delivered to the Lender under the Credit Agreement. THIS REVOLVING
NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH SUCH OTHER REVOLVING NOTE.


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         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
LAWS OF THE STATE OF GEORGIA.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Note under seal as of the date written above.

                                       REGENCY CENTERS, L.P.

                                       By: Regency Centers Corporation, its sole
                                           general partner


                                           By:   /s/ John F. Euart Jr.
                                              ----------------------------------
                                              Name:  John F. Euart Jr.
                                              Title: Managing Director

STATE OF GEORGIA

COUNTY OF FULTON


         BEFORE ME, a Notary Public in and for said County, personally appeared John F. Euart Jr., known to me to be a person who, as Managing Director of Regency Centers Corporation, as the general partner of Regency Centers, L.P., the entity which executed the foregoing Revolving Note, signed the same, and acknowledged to me that he did so sign said instrument in the name and upon behalf of said corporation as an officer of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name, and affixed my official seal, this 1st day of April, 2003.

                                     /s/ Jackie Leonard
                                     -------------------------------------------
                                     Notary Public

                                     My Commission Expires:  4/9/03